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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                 of the Securities Exchange Agreement of 1934


       Date of Report (Date of earliest event reported): March 21, 1997



                              CVS CORPORATION
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          (Exact Name of Registrant as Specified in its Charter)


                 Delaware                               1-1011                          05-0494040
---------------------------------------------- -------------------------    ----------------------------------
     (State or Other Jurisdiction of           (Commission File Number)      (IRS Employer Identification No.)
              Incorporation)



                One CVS Drive
           Woonsocket, Rhode Island                        02895
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   (Address of Principal Executive Offices)              (Zip Code)



                              (401) 765-1500
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           (Registrant's telephone number, including area code)



       ------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)


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     ITEM 5.Other Events.

     On March 21, 1997, CVS Corporation, a Delaware corporation
("CVS"), and Revco D.S., Inc., a Delaware corporation ("Revco"), received a request from the Federal Trade Commission for additional information relating to CVS' proposed acquisition of Revco.

     A press release announcing such request was issued on March 21, 1997. The information contained in the press release is incorporated herein by reference. The press release is attached hereto as Exhibit 99.1.

     ITEM 7(c).  Exhibits.

     Exhibit 99.1 Press Release dated March 21, 1997.



                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CVS CORPORATION


Dated: March 21, 1997           By: /s/ Charles Conaway
                                -----------------------------
                                Name:Charles Conaway
                                Title:Chief Financial Officer





                               INDEX TO EXHIBITS


                                                               Sequential
Exhibit No.                     Description                     Page No.
-----------                     -----------                    ----------
Exhibit 99.1        Press Release dated March 21, 1997.